SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 13, 2006

MARKLAND TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-28863	84-1331134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

        88 Royal Little Drive, Providence, RI  02904

 (Address of principal executive offices) (Zip Code)

        88 Royal Little Drive, Providence, RI  02904

(Mailing Address)

(617) 973-5104

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement.

Stockholder Agreement with Technest Holdings, Inc..

On March 13, 2006, we entered into a stockholder agreement (the “Stockholder Agreement”) with Technest Holdings, Inc., a Nevada corporation and our majority-owned (“Technest”), in order to clarify and define terms relating to (i) the issuance of Technest’s securities, (ii) Technest’s corporate governance, (iii) the listing of Technest’s securities on The NASDAQ Capital Market, (iv) registration of shares of Technest’s common stock currently held by Markland, (v) intellectual property rights and (v) the provision by Markland of certain corporate services to Technest.

Pursuant to the terms of the Stockholder Agreement, Markland has agreed:

•

For a period of twelve months from the date of the agreement, not to vote the shares held by it to increase the size of Technest’s board of directors or to remove any of the directors currently in office;

•

To consent to Technest’s participation in up to two offerings of common stock in the next twelve months, provided that Technest does not offer shares of common stock under certain conditions.

Pursuant to the terms of the Stockholder Agreement, Technest is required to:

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refrain from issuing any shares of its common stock or securities convertible into its common stock without the consent of Markland for a period of twenty-six months, other than 1,000,000 shares to be issued under Technest’s 2006 Stock Award Plan and certain permissible offerings;

•

Maintain a board of directors consisting of five directors, not less than three of whom shall be “independent” directors as defined by the National Association of Securities Dealers;

•

Comply with the corporate governance requirement set forth in the National Association of Securities Dealers’ Marketplace Rules;

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Submit an application for inclusion on The NASDAQ Capital Market and take all such actions as may be necessary to cause the application to be accepted; and

•

Make twelve monthly payments, beginning in April 2006, in the amount of $83,333 to Markland for certain services and other considerations.

Technest also granted Markland certain registration rights pursuant to which Technest agreed to submit registration statements registering all or a portion of those shares of its common stock held by Markland, or any parties to whom Markland may transfer those shares, with the Securities and Exchange Commission for public resale.  Such registration statements are to be prepared and submitted from time to time upon the written request of Markland, with certain limitations.

The above description summarizes the material terms of the Stockholder Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. For further information on the Stockholder Agreement, please refer to Exhibit 10.1.

License Agreement with Markland Technologies, Inc.

On March 13, 2006, we entered into a license agreement with Technest (the “License Agreement”).  Pursuant to the License Agreement, Technest granted Markland an exclusive, world-wide license to make, use and sell products and services based on Technest’s intellectual property, to parties other than federal, state or local government agencies involved in intelligence, military, law enforcement or homeland defense functions.  The license granted by the License Agreement shall be in effect until all of Technest’s current patents or patent applications have expired or until such time as the License Agreement is terminated pursuant to its terms.

Pursuant to the terms of the License Agreement, Markland is required to pay Technest twenty-five percent of the net gross profits, as defined in the License Agreement, Markland realizes on any sale of any product or service utilizing the licensed intellectual property.

Additionally, if at the end of three years from the date of execution of the License Agreement, Markland has not realized enough net gross profits to generate an aggregate $300,000 of royalties, or $150,000 in royalties on an annual basis thereafter, the license shall become non-exclusive.

As a condition of the License Agreement, Technest is required to take all steps reasonably necessary to maintain its current patents and prosecute its current patent applications.

The License Agreement provides that Markland may cancel the agreement at any time upon 180 days notice.  Technest may cancel the License Agreement if Markland fails to make a required royalty payment and does not cure such failure within thirty days of receiving notice of the failure or Markland violates the licensing terms of the License Agreement.

The above description summarizes the material terms of the License Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein. For further information on the License Agreement, please refer to Exhibit 10.2.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of Joseph P. Mackin as President and Director

On March 13, 2006, Joseph P. Mackin resigned his positions of President/Chief Operating Officer and director of Markland.  In connection with Dr. Mackin’s resignation, on March 13, 2006, we entered into a release and indemnification agreement with Dr. Mackin.  Pursuant to this agreement, each party agreed to release any claims they may have against the other party.  In addition, we agreed to indemnify Dr. Mackin in the event that he is made a party to a lawsuit on account of his having served as a director or officer of Technest.  Dr. Mackin also released us from any claims that he may have had against us.  This is a brief description of the release and indemnification agreement with Dr. Mackin, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.  For further information on this agreement, please refer to Exhibit 10.3.

Item 9.01

Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1	Stockholders’ Agreement between Markland Technologies, Inc. and Technest Holdings, Inc. dated March 13, 2006.
10.2	License Agreement between Markland Technologies, Inc. and Technest Holdings, Inc. dated March 13, 2006.
10.3	Release and Indemnification Agreement between Joseph P. Mackin and Markland Technologies, Inc. dated March 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKLAND TECHNOLOGIES, INC.

By:     /s/ Gino M. Pereira

Gino M. Pereira

Chief Financial Officer

Date: March 16, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.1	Stockholders’ Agreement between Markland Technologies, Inc. and Technest Holdings, Inc. dated March 13, 2006. Filed herewith.
10.2	License Agreement between Markland Technologies, Inc. and Technest Holdings, Inc. dated March 13, 2006. Filed herewith.
10.3	Release and Indemnification Agreement between Joseph P. Mackin and Markland Technologies, Inc. dated March 13, 2006. Filed herewith.

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